MEMORANDUM

TO:	[Name, Company]

FROM:	Chang Suh, CFA
Chief Executive Officer & Co-Chief Portfolio Manager

DATE:	August 1, 2019

It was a pleasure to be given the opportunity to speak in front of the NABTU Capital Strategies Meeting on June 24, 2019 and provide an update on the AFL-CIO Housing Investment Trust’s (“HIT”) activities and commitment to investing labor’s capital in multifamily housing projects across the country.

The HIT has been a tremendous partner to the Labor and multifamily investment community. The HIT is a $6.4 billion investment grade fixed-income portfolio that was created in 1984 (successor to the Mortgage Investment Trust, started in 1965). The HIT’s strategy is to generate competitive risk-adjusted fixed-income total returns while facilitating a 100% union labor requirement for its multifamily housing investments that encourages the construction of affordable and workforce housing. The HIT has invested $8.4 billion in 523 projects that have created or preserved 115,223 units and generated 171 million hours of union construction work. We aim to do more to meet the tremendous demand for affordable and workforce housing.

The HIT has been carrying out its mission for nearly 50 years since AFL-CIO President George Meany conceived of investing pension capital to build 100% union affordable housing. While much has changed in that time, the demand for affordable housing has only grown. As I described at the meeting, since I became CEO in late 2018, the HIT has taken proactive steps to lower our operating expenses and expand our investment authorities. These changes are designed to increase the number of projects we finance each year, boost our portfolio yield and allow us to create more union construction jobs without materially altering the HIT’s risk or credit profile.

The HIT is a vehicle that serves the building trades and the communities where union members work and live. At your earliest convenience, we would appreciate the opportunity to schedule a meeting with you and your Union Pension or Annuity Fund representatives to discuss investing in the HIT. We look forward to further discussions with you about the AFL-CIO Housing Investment Trust.

Cc:	Sean McGarvey, President, North America’s Building Trades Union
Dan Pedrotty, Director, NABTU Capital Strategies

Attachment: HIT presentation

Past performance is no guarantee of future results.  Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a Participant’s units, when redeemed may be worth more or less than their original cost.  Current performance may be higher or lower than the performance data quoted.

Job and economic benefit figures in this letter are calculated using an Implan input-output model developed by Pinnacle Economics.  Estimates are calculated using HIT project data.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing.  A Prospectus containing more complete information may be obtained from the HIT by calling the Marketing Department at 202.331.8055 or by visiting www.aflcio-hit.com.  The Prospectus should be reviewed carefully before investing.